                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  March 19, 1998
                                                          --------------



                            SLM FUNDING CORPORATION
                           ------------------------
               formerly known as SALLIE MAE FUNDING CORPORATION
            (Exact name of registrant as specified in its charter)
           (Originator of the Sallie Mae Student Loan Trust 1995-1,
                   the Sallie Mae Student Loan Trust 1996-1,
                      the SLM Student Loan Trust 1996-2,
                      the SLM Student Loan Trust 1996-3,
                      the SLM Student Loan Trust 1996-4,
                       the SLM Student Loan Trust 1997-1
                      the SLM Student Loan Trust 1997-2,
                      the SLM Student Loan Trust 1997-3,
                      the SLM Student Loan Trust 1997-4,
                    and the SLM Student Loan Trust 1998-1)

Delaware           33-95474/333-2502/333-24949/333-44465     23-2815650
--------           -------------------------------------     ----------
(State or other            (Commission File                  (I.R.S. employer
Jurisdiction of            Numbers)                          Identification No.)
Incorporation)


                             777 Twin Creek Drive
                             Killeen, Texas 76543
                    --------------------------------------
                   (Address of principal executive offices)

                Registrant's telephone number:  (817) 554-4500

                                  Page 1 of 6
                        Exhibit Index appears on Page 5

Item 5.   Other Events
          ------------

          On March 10, 1998, the following agreements were executed and delivered by the respective parties thereto: (a) the Pricing Agreement relating to the Student Loan-Backed Notes, dated March 10, 1998, by and among SLM Funding Corporation ("SLM Funding"), the Student Loan Marketing Association ("Sallie Mae"), Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters"), on behalf of each of the underwriters named in Schedule 1 thereto; (b) the Pricing Agreement relating to the Student Loan-Backed Certificates, dated March 10, 1998, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto: (c) the Underwriting Agreement relating to the Student Loan-Backed Notes, dated March 10, 1998, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto; and (d) the Underwriting Agreement relating to the Student Loan-Backed Certificates, dated March 10, 1998, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto.

          On March 1 or March 19, 1998, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of March 19, 1998, by and among SLM Funding, Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as interim eligible lender trustee (the "Interim Eligible Lender Trustee"), and Sallie Mae;
(b) the Trust Agreement, dated as of March 1, 1998, by and between SLM Funding and Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as eligible lender trustee (the "Eligible Lender Trustee");
(c) the Indenture, dated as of March 1, 1998 (the "Indenture"), by and among the SLM Student Loan Trust 1998-1 (the "Trust"), the Eligible Lender Trustee, and Bankers Trust Company, not in its individual capacity but solely as the trustee under the Indenture (the "Indenture Trustee"); (d) the Sale Agreement, dated as of March 19, 1998, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, Sallie Mae Servicing Corporation (the "Servicer"), SLM Funding and the Indenture Trustee; (e) the Administration Agreement Supplement, dated as of March 19, 1998, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, the Servicer, SLM Funding and the Indenture Trustee; (f) the Servicing Agreement, dated as of March 19, 1998, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee; and (g) the Paying Agent Agreement, dated March 19, 1998, by and among the Eligible Lender Trustee, Bankers Trust Company (the "Agent"), and Student Loan Marketing Association (the "Administrator").

                                  Page 2 of 6
                        Exhibit Index appears on Page 5

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits
          -----------------------------------------------------------------

          (c)  Exhibits

               1.1 Pricing Agreement relating to the Student Loan-Backed Notes, dated March 10, 1998, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto.

               1.2 Pricing Agreement relating to the Student Loan-Backed Certificates, dated March 10, 1998, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto.

               1.3 Underwriting Agreement relating to the Student Loan-Backed Notes, dated March 10, 1998, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto.

               1.4 Underwriting Agreement relating to the Student Loan-Backed Certificates, dated March 10, 1998, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto.

               4.1 Trust Agreement, dated as of March 1, 1998 by and between SLM Funding and the Eligible Lender Trustee.

               4.2 Indenture, dated as of March 1, 1998, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

               99.1 Purchase Agreement, dated as of March 19, 1998, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae.

               99.2 Sale Agreement, dated as of March 19, 1998, by and among
                    SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

               99.3 Administration Agreement Supplement, dated as of March 19,
                    1998, by and among the Trust, Sallie Mae, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

               99.4 Servicing Agreement, dated as of March 19, 1998, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

               99.5 Paying Agent Agreement, dated March 19, 1998, by and among the Eligible Lender Trustee, the Agent, and the Administrator.

                                  Page 3 of 6
                        Exhibit Index appears on Page 5

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 27, 1998

                                             SLM FUNDING
                                               CORPORATION


                                             By: /s/ WILLIAM M.E. RACHAL, JR.
                                                -----------------------------
                                             Name:   William M.E. Rachal, Jr.
                                             Title:  Treasurer and Controller

                                  Page 4 of 6
                        Exhibit Index appears on Page 5

                               INDEX TO EXHIBIT
                               ----------------

                                                                      Sequentially
     Exhibit                                                          Numbered
     Number              Exhibit                                      Page
     ------              -------                                      ----
     1.1                 Pricing Agreement relating to Student-Loan
                         Backed Notes, dated March 10, 1998, by and
                         among SLM Funding, Sallie Mae and the
                         Underwriters, on behalf of each of the
                         underwriters named on the Schedule 1
                         thereto.

     1.2                 Pricing Agreement relating to Student-Loan
                         Backed Certificates, dated March 10, 1998, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named on Schedule 1 thereto.

     1.3                 Underwriting Agreement relating to Student-
                         Loan Backed Notes, dated March 10, 1998, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named on Schedule 1 thereto.

     1.4                 Underwriting Agreement relating to
                         Student-Loan Backed Certificates, dated
                         March 10, 1998, by and among SLM Funding
                         Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named on
                         Schedule 1 thereto.

     4.1 Trust Agreement, dated as of March 1, 1998, by and between SLM Funding and the Eligible Lender Trustee.

     4.2 Indenture, dated as of March 1, 1998, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

     99.1                Purchase Agreement, dated as of March 19,
                         1998, by and among SLM Funding, the
                         Interim Eligible Lender Trustee and
                         Sallie Mae.

     99.2 Sale Agreement, dated as of March 19, 1998, by and among SLM Funding, the Interim
                         Eligible Lender Trustee and Sallie Mae.

                                  Page 5 of 6
                        Exhibit Index appears on Page 5

------------------------

                                                                      Sequentially
     Exhibit                                                          Numbered
     Number              Exhibit                                      Page
     ------              -------                                      ----
     99.3                Administration Agreement Supplement,
                         dated as of March 19, 1998, by and among
                         the Trust, Sallie Mae, the Eligible Lender
                         Trustee, the Servicer, SLM Funding and the
                         Indenture Trustee.

     99.4                Servicing Agreement, dated as of March 19,
                         1998, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

     99.5                Paying Agent Agreement, dated March 19,
                         1998, by and among the Eligible Lender
                         Trustee, the Agent, and the Administrator.

                                  Page 6 of 6
                        Exhibit Index appears on Page 5